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                                                                    EXHIBIT 23.1

                               CONSENT OF COUNSEL


     I hereby consent to the use of my name under the caption "Legal Matters" in a Prospectus included in the Registration Statement on Form S-3 of Sun Company, Inc. filed with the Securities and Exchange Commission on the date hereof.


                                                    /s/ JACK L. FOLTZ
                                                    --------------------------
                                                    Jack L. Foltz



Philadelphia, Pennsylvania
March 7, 1996